A:\WACASSAG.04

                                 EXECUTION COPY










                            Asset Purchase Agreement

                                      among

                             WellTech Eastern, Inc.

                            Waco Oil & Gas Co., Inc.

                                       and

                                  I. L. Morris






                                September 1, 1997




                            Asset Purchase Agreement

     This Asset  Purchase  Agreement  (this  AAgreement@)  is entered into as of
September 1, 1997 among WellTech Eastern, Inc., a Delaware corporation (ABuyer@), Waco Oil & Gas Co., Inc., a West Virginia corporation (the ASeller@), and I. L. Morris (the AShareholder@).

                              W I T N E S S E T H:

     WHEREAS, in addition to other lines of business, the Seller is engaged in the business of providing wireline services, oil field trucking services, water hauling services, drilling and completing wells, tank rentals, pipe hauling and sales, pipeline construction, environmental remediation work and site preparation (the AAcquired Business@); and

     WHEREAS, the Seller desires to sell all of the assets owned by the Seller and used principally in the Acquired Business, and Buyer desires to acquire such assets.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                65535rt65535cle I

     Purchase and Sale of Assets W I T N E S S E T H:WHEREAS, in addition to other lines of business, the Seller is engaged in the business of providing wireline services, oil field trucking services, water hauling services, drilling and completing wells, tank rentals, pipe hauling and sales, pipeline construction, environmental remediation work and site preparation (the AAcquired Business@); and WHEREAS, the Seller desires to sell all of the assets owned by the Seller and used principally in the Acquired Business, and Buyer desires to acquire such assets.NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows: 65535rt65535cle IPurchase and Sale of Assets

     I.1 Purchase and Sale of the AssetsI.1 Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer all of the following assets of the Seller (all such assets being sold hereunder are referred to collectively herein as the AAssets@):

     (a) all tangible personal property of the Seller (such as machinery, equipment, leasehold improvements, furniture and fixtures, and vehicles) principally used in the Acquired Business, including, without limitation, that which is more fully described on Schedule 1.1(a) hereto (collectively, the ATangible Personal Property@);

     (b) all of the inventory of Seller relating principally to the Acquired Business, including without limitation, that which is more fully described on
Schedule 1.1(b) hereto (collectively, the AInventories@);





     19 A:\WACASSAG.04

     (c) all of the Seller=s intangible assets principally used in the Acquired Business, including without limitation, (i) all of the Seller=s rights to any patents, patent applications, copyrights and written know-how, trade secrets, licenses and sublicenses and all other similar proprietary data and the goodwill associated therewith (collectively, the AIntellectual Property@) used or held in connection with operation of the Assets and the conduct of the Acquired Business including without limitation, that which is more fully described on Schedule 1.1(c) hereto (the ASeller Intellectual Property@), but specifically excluding the corporate name of the Seller and any other names under which the Seller conducted the Acquired Business and (ii) all of the Seller=s account ledgers, sales and promotional literature, computer software, books, records, files and data (including customer and supplier lists), and all other records of the Seller relating to the Assets or the Acquired Business (collectively, the AIntangibles@);

     (d) those leases, subleases, contracts, contract rights, and agreements relating to the Assets or the operation of the Acquired Business specifically listed on Schedule 1.1(d) hereto (collectively, the AContracts@);

     (e) all permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, orders, licenses and other rights of every kind and character (collectively, the APermits@) relating principally to all or any of the Assets or to the operation of the Acquired Business, including, but not limited to, that which is more fully described on Schedule 1.1(e) hereto (collectively, the ASeller Permits@);

     (f) the goodwill and going concern value of the Acquired Business; and

     (g) all other or additional privileges, rights, interests, properties and assets of the Seller of every kind and description and wherever located that are principally used in the Acquired Business, intended for use in the Acquired Business, or that are necessary for the continued conduct of the Acquired Business;

     provided,  however,  that  the  Assets  shall  not  include  the  following
(collectively, the AExcluded Assets@): (i) all of the Seller=s accounts receivable and all other rights of the Seller to payment for services rendered by the Seller in connection with its conduct of the Acquired Business before the date hereof; (ii) all cash accounts of the Seller and all petty cash of the Seller kept on hand for use in the Acquired Business; (iii) all right, title and interest of the Seller in and to all prepaid rentals, other prepaid expenses, bonds, deposits and financial assurance requirements, and other current assets relating to any of the Assets or the Acquired Business; (iv) all assets in possession of the Seller but owned by third parties; (v) the corporate charter, related organizational documents and minute books of the Seller; (vi) the cash consideration paid or payable by Buyer to Seller pursuant to Section 1.2 hereof and (vii) any and all assets of the Seller not principally used in the Acquired Business.

     I.2 Consideration for AssetsI.2 Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the other covenants and agreements of the Seller and the Shareholder contained herein, Buyer agrees to pay to the Seller, on the date hereof, the amount of $7,143,598.36 by wire transfer of immediately available funds to an account designated by the Seller.

     I.3 LiabilitiesI.3 Liabilities. Effective on the date hereof, Buyer shall assume those, and only those, liabilities and obligations of the Seller to perform the Contracts to the extent that the Contracts have not been performed and are not in default on the date hereof (the AAssumed Liabilities@). On and after the date hereof, the Seller shall be responsible for any and all other liabilities and obligations of the Seller other than the Assumed Liabilities, including, without limitation, any obligations arising from the Seller=s conduct of the Acquired Business and operation of the Assets before the date hereof (the ARetained Liabilities@).


                               65535rt65535cle II

                         Representations and Warranties

     Representations and Warranties II.1 Representations and Warranties of the Seller and the Shareholder. The Seller and the Shareholder jointly and severally represent and warrant to Buyer as follows:

     II.1.1. Organization and Good StandingII.1.1. Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

     II.1.2. Agreements Authorized and their Effect on Other Obligations.Agreements Authorized and their Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, shareholder and other action on the part of the Seller and the Shareholder, and this Agreement is the valid and binding obligation of the Seller and the Shareholder enforceable (subject to normal equitable principals) against each of such parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the charter or bylaws (or other organizational documents) of the Seller or the Shareholder, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Seller or the Shareholder is a party or by which the Seller or the Shareholder or their respective properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Seller or the Shareholder or any of their respective properties are subject.

     II.1.3. ContractsII.1.3. Contracts. Schedule 1.1(d) hereto sets forth a complete list of all contracts, including leases under which the Seller is lessor or lessee, which relate to the Assets and are to be performed in whole or in part after the date hereof. Neither the Seller nor the Shareholder has received any information which would cause any of such parties to conclude that any customer of the Seller will (or is likely to) cease doing business with Buyer (or its successors) as a result of the consummation of the transactions contemplated hereby.

     II.1.4. Title to and Condition of AssetsII.1.4. Title to and Condition of Assets. The Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). Buyer acknowledges and agrees that all equipment being transferred hereunder is used and is being transferred AS IS, WHERE IS, except that the Seller and the Shareholder expressly represent and warrant that (i) each piece of equipment being transferred hereunder is operable as of the date hereof and (ii) the condition of each such piece of equipment (including all known material defects) has been accurately disclosed to Buyer in writing. All of the Assets conform to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller or the Shareholder, except such as have been fully complied with. The term AEncumbrances@ means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

     II.1.5. Licenses and PermitsII.1.5. Licenses and Permits. Schedule 1.1(e) hereto sets forth a complete list of all Permits necessary under law or otherwise for the operation, maintenance and use of the Assets in the manner in which they are now being operated, maintained and used.

     II.1.6. Intellectual Property. Schedule 1.1(c) hereto sets forth a complete list of all Intellectual Property material to or necessary for the continued conduct of the Acquired Business. The conduct of the Acquired Business did not, infringe, misappropriate or conflict with the Intellectual Property rights of others. Neither the Seller nor the Shareholder has received any notice of infringement, misappropriation, or conflict with the Intellectual Property rights of others in connection with the Seller=s operation of the assets or conduct of the Acquired Business.

     II.1.7. Necessary ConsentsII.1.7. Necessary Consents. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party in order to validly transfer the Assets hereunder, including, without limitation, any consents required to assign the Contracts and the Seller Permits.

     II.1.8. Environmental MattersII.1.8. Environmental Matters. Buyer will not become liable as a result of the transactions contemplated hereby for any violations of Environmental Law (defined below) by the Seller in connection with the Seller=s operation of the Assets or conduct of the Acquired Business before the date hereof. The term AEnvironmental Law@ means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, and other legally enforceable requirements (including, without limitation, common law) of the United states, or any state, regional, city, local, municipal or other governmental authority or quasi-governmental authority, regulating, relating to, or imposing environmental standards of conduct concerning protection of the environment or human health, or employee health and safety as from time to time has been or is now in effect.

     II.1.9. Investigations; LitigationII.1.9. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller or the Shareholder, threatened, nor has any governmental entity indicated to the Seller or any of the Shareholder an intention to conduct the same. There is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller or the Shareholder is a party or, to the knowledge of the Seller or the Shareholder, might become a party or which would adversely affect the Assets or the Buyer=s future conduct of the Acquired Business.

     II.1.10. SolvencyII.1.10. Solvency. The Seller is not presently insolvent, nor will the Seller be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term Ainsolvent@, with respect to a particular Seller, means that the sum of the present fair and saleable value of such Seller=s assets does not and will not exceed its debts and other probable liabilities, and the term Adebts@ includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

     II.1.11. Untrue StatementsUntrue Statements. This Agreement and all other agreements executed by the Seller or the Shareholder and delivered to Buyer does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has also made available to Buyer true, complete and correct copies of all contracts, documents concerning all litigation and administrative proceedings, licenses, permits, insurance policies, lists of suppliers and customers, and records relating principally to the Acquired Business and the Assets, and such information covers all commitments and liabilities of Buyer relating principally to the Acquired Business and the Assets.

     II.1.12. Finder=s FeeII.1.12. Finder=s Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller, the Shareholder and their counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder=s fee or any similar payment.

     II.1.13. Trade NamesII.1.13. Trade Names. Schedule 2.1.13 hereto lists (i) all trade names, assumed names and other names under which the Seller has conducted business other than AWaco Oil & Gas Co., Inc.@ and (ii) all states other than West Virginia where the Assets are located.

     II.2 Representations and Warranties of BuyerII.2 Representations and Warranties of Buyer. Buyer represents and warrants to the Seller and the Shareholder as follows

     II.2.1. Organization and Good StandingII.2.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

     II.2.2. Agreement Authorized and its Effect on Other ObligationsII.2.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, shareholder and other action on the part of Buyer, and this Agreement is the valid and binding obligation of Buyer enforceable (subject to normal equitable principals) against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the charter or bylaws (or other organizational documents) of Buyer, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer is a party or by which Buyer or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which Buyer or its properties are subject.

     II.2.3. Consents and Approvals II.2.3. Consents and Approvals. No consent, approval or authorization of, or filing of a registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Buyer in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

     II.2.4. Finder=s FeeII.2.4. Finder=s Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with the Seller and the Shareholder and their counsel, without the intervention by any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder=s fee or any similar payments.


                               65535rt65535cle III

                              Additional Agreements

     Additional Agreements III.1 Noncompetition.Noncompetition. Except as otherwise consented to or approved in writing by Buyer, the Seller and the Shareholder agree that for a period of 60 months following the date hereof, such party will not (and will cause Douglas S. Morris not to), directly or indirectly, acting alone or as a member of a partnership or a holder of, or investor in as much as 5% of any security of any class of any corporation or other business entity, (i) engage in the Acquired Business in the states of West Virginia, Michigan , Indiana and any other state that directly borders West Virginia; (ii) request any present customers or suppliers of the Seller to curtail or cancel their business with Buyer (or Buyer=s affiliates); (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Buyer (or Buyer=s affiliates) or of the Seller or any details of their organization or business affairs or (iv) induce or actively attempt to influence any employee of Buyer (or Buyer=s affiliates) to terminate his employment. The Seller and the Shareholder agree that if either the length of time or geographical as set forth in this Section 3.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 3.1 are in addition to any other obligations that the Seller and the Shareholder may have under the laws of any state requiring a corporation selling its assets (or a shareholder of such corporation) to limit its activities so that the goodwill and business relations being transferred with such assets will not be materially impaired. The Seller and the Shareholder further agree and acknowledge that Buyer does not have any adequate remedy at law for the breach or threatened breach by the Seller or the Shareholder of the covenants contained in this Section 3.1, and agree that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin the Seller or the Shareholder from such breach or threatened breach. If any provisions of this Section 3.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Seller and the Shareholder acknowledge that the covenants set forth in this
Section 3.1 are being executed and delivered by such party in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged.

     III.2 Hiring EmployeesIII.2 Hiring Employees. Schedule 3.2 hereto is a complete and accurate listing of all employees of the Seller that devote their full time and effort in the operation of the Assets and the conduct of the Acquired Business (the AEmployees@). Except as provided in Schedule 3.2 hereto, effective as of the date hereof, the Seller shall make all of the Employees available for hire by Buyer, subject to such Employees meeting Buyer=s standard employment eligibility requirements. Any Employee hired by Buyer in connection herewith shall be deemed terminated by the Seller as of the date hereof. Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees= employment with Buyer on or after the date hereof. The Seller and the Shareholder shall cooperate with Buyer in connection with any offer of employment from Buyer to the employees and use its best efforts to cause the acceptance of any and all such offers. All Employees hired by Buyer shall be at-will employees of Buyer.




     III.3 Use of Facility; Facility Lease. The parties hereto agree to negotiate in good faith the terms and provisions of, and execute and deliverto each other, a lease agreement (the AFacility Lease@) covering the facility (the AFacility@) from which the Acquired Business is currently conducted, which lease agreement will be (i) effective as of the date hereof (including rent payment obligations) and (ii) subject to the Buyer=s acceptance of a Phase I environmental report covering the Facility. Until the earlier of (i) the execution and delivery of the Facility Lease and (ii) 60 days from the date hereof, Buyer shall have the exclusive right to store inventory and equipment in the warehouse located on the Facility and shall have the right to ingress and egress the Facility as necessary to use such warehouse. If the Facility Lease is not executed and delivered by the parties hereto within such 60-day time period, no rental or other payments shall be due to the Seller for such right, and Buyer shall have removed all of its property from the warehouse by the end of such 60-day time period.

     III.4 Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.


                               65535rt65535cle IV

                                 Indemnification

     IV.1 Indemnification by the Seller and the Shareholder. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Seller and the Shareholder shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys= fees and expenses (collectively, the ADamages@) that such indemnitee shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Seller or the Shareholder to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller or the Shareholder under this Agreement; and (ii) the Retained Liabilities.

     IV.2 Indemnification by BuyerIV.2 Indemnification by Buyer. In addition to any other remedies available to the Seller and the Shareholder under this Agreement, or at law or in equity, Buyer shall indemnify, defend and hold harmless the Seller and its officers, directors, employees, agents and stockholders and the Shareholder and his agents against and with respect to any and all Damages that such indemnitees shall incur or suffer, which arise, result from or relate to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to the Seller or the Shareholder by or on behalf of Buyer under this Agreement.



     IV.3 Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 4.1 or 4.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 4, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.



                                65535rt65535cle V

     Miscellaneous V Miscellaneous V.1 Survival of Representations, Warranties and CovenantsV.1 Survival of Representations, Warranties and Covenants. All representations, and warranties made by the parties hereto shall for a period of 24 months from the date hereof, notwithstanding any investigation made by or on behalf of any of the parties hereto; provided, however, that the representations of the Seller and the Shareholder as to the operability and condition of the Assets contained in clauses (i) and (ii) in the second sentence of Section 2.1.4 hereof shall survive for a period of 12 months from the date hereof notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive for a period of 24 months from the date hereof despite any investigation made by any party hereto or on its behalf. All covenants and agreements herein shall survive as provided herein. V.2 EntiretyV.2 Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

     V.3 Counterparts.Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     V.4 Notices and Waivers.Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested:

     If  to  Buyer   -----------------------------------------------------------
--------------------------------------------------------

Addressed to:                                          With a copy to:
------------------------------------------------------------------------------
------------------------------------------------------------------------------


WellTech Eastern, Inc.                                 Porter & Hedges, L.L.P.
Two Tower Center, Tenth Floor                          700 Louisiana
East Brunswick, New Jersey 08816                       Houston, Texas 77210-4744
Attn: General Counsel                                  Attn: Samuel N. Allen
Facsimile:  (908) 247-5148                            Facsimile:  (713) 228-1331

-------------------------------------------------------------------------------
                       If to the Seller or the Shareholder

------------------------------------------------------------------------------

Addressed to:                                               With a copy to:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Waco Oil and Gas, Inc.                         Bowles Rice McDavid Graff & Love
P.O. Box 397                                   600 Quarrier St.
1297 North Lewis St.                           Charleston, West Virginia 25301
Glenville, West Virginia 26351                 Attn: Mark A. Monteleone
                                               Facsimile: (304) 343-3058
-------------------------------------------------------------------------------
---------------------------------------------------------------------------


-------------------------------------------------------------------------------

     Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

     V.5 Captions.Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

     V.6 Successors and Assigns.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. V.7 Severability.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     V.8 Applicable Law.Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of West Virginia.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Shareholder has executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.



                                                     BUYER:


                                                     WELLTECH EASTERN, INC.


                                                     By:
                                                     Name:
                                                     Title:


                                                     SELLER:


                                                     WACO OIL & GAS CO., INC.


                                                     By:
                                                     Name:
                                                     Title:


                                                     SHAREHOLDER:


                                                     __________________
I.L. Morris

                  Schedule 1.1(a) - Tangible Personal Property

                              See attached listing

                          Schedule 1.1(b) - Inventories

                              See attached listing

                 Schedule 1.1(c) - Seller Intellectual Property

                                      None

                           Schedule 1.1(d) - Contracts

                                      None

                        Schedule 1.1(e) - Seller Permits

                                      None

                          Schedule 2.1.13 - Trade Names

                                      None


                            Schedule 3.2 - Employees

                              See attached listing